Exhibit 10.9.3

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (this "Amendment") is made as of June 29, 2015, between UNIQUE FABRICATING NA, INC. (formerly known as Unique Fabricating Incorporated) a Delaware corporation (the "Borrower"), and CITIZENS BANK, NATIONAL ASSOCIATION (formerly known as RBS CITIZENS, N.A.), a national banking association (the "Bank").

PRELIMINARY STATEMENT

WHEREAS, Borrower and Bank entered into a Loan and Security Agreement dated March 18, 2013 as amended by a certain First Amendment to Credit Agreement dated June 19, 2013, a Second Amendment to Loan and Security Agreement dated December 18, 2013, a Third Amendment to Loan and Security Agreement dated February 6, 2014, a Fourth Amendment to Loan and Security Agreement dated October 22, 2014 and a Fifth Amendment to Loan and Security Agreement dated May 15, 2015(collectively, the "Agreement"), providing terms and conditions governing Borrower's obligation with respect to the Obligations (as defined therein) including, without limitation, the Revolving Loans and Term Loan (each as defined therein);

Borrower has requested an amendment to the Agreement and Borrower and Bank have agreed to amend the terms of the Agreement as provided in this Amendment.

AGREEMENT

Accordingly, Borrower and Bank agree as follows:

1. Defined Terms. In this Amendment, capitalized terms used without separate definition shall have the meanings give them in the Agreement.

2. Amendments.

2.1 Amended and Restated Definitions. The following defined term appearing in Section 1 of the Agreement are hereby amended and restated in their entirety as follows:

"Partial IPO" means a partial initial public offering undertavken by the Borrower and closed on or before August 31, 2015, pursuant to which no more than 30% of the equity of Borrower (determined on a fully diluted post-issuance basis) is sold.

3. Representations and Warranties. Borrower represents, warrants, and agrees that:

(a) Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Agreement and in each other Loan Document remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment.

(b) When executed, this Amendment will be a duly authorized, legal, valid, and binding obligation of Borrower enforceable in accordance with its terms and Borrower reaffirms that all resolutions, articles of incorporation and bylaws previously delivered to Bank remain in full force and effect and may continue to be relied upon by Bank. The Agreement, as amended by this Amendment, is ratified and confirmed and shall remain in full force and effect.

(c) There is no Default or Event of Default existing and continuing under the Agreement.

4. Conditions. This Amendment will not be effective until satisfaction of the following conditions precedent:

4.1 Execution of Amendment Documents. Bank shall have received an executed copy of this Amendment and an executed copy of the Acknowledgement and Consent of the Guarantors in the form of Exhibit A attached hereto.

4.2 Fees and Expenses. Borrower shall have reimbursed Bank for all of Bank's fees and expenses, including attorneys' fees and expenses, incurred by Bank in connection with this Amendment.

5. No Other Changes. Except as specifically provided in this Amendment, this Amendment does not amend, modify or constitute a waiver or forgiveness of any provision of the Agreement or Loan Documents and shall not impair the rights, remedies, and security given in and by the Loan Documents.

6. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

7. Other Modification. This Amendment may be altered or modified only by written instrument duly executed by Borrower and Bank. In executing this Amendment, Borrower is not relying on any promise or commitment of Bank that is not in writing signed by Bank.

8. Governing Law. The parties agree that the terms and provisions of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to principles of conflicts of law.

9. Ratification. Except for the modifications under this Agreement, the parties ratify and confirm the Agreement and the other Loan Documents and agree that they remain in full force and effect.

10. Confirmation of Borrower Charter Documents. Borrower confirms and certifies to the Bank that the copy of the Certificate of Incorporation and Bylaws of the Borrower originally delivered in conjunction with the execution and delivery of the Agreement (i) were true, complete and accurate copies of such documents; (ii) remain in full force and effect; (iii) have not been amended, repealed or rescinded in any respect; and (iv) may continue to be relied upon by Bank until and unless written notice to the contrary is delivered to Bank.

2

This Fifth Amendment to Loan and Security Agreement is executed and delivered as of the date first entered above.

UNIQUE FABRICATING NA, INC.
a Delaware corporation

By:
John Weinhardt
Title:	President/CEO

CITIZENS BANK, NATIONAL ASSOCIATION,
a national banking association

By:

Title:

3

EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT OF GUARANTOR

The undersigned have guaranteed the payment and performance of all the obligations of UNIQUE FABRICATING NA, INC.(formerly known as Unique Fabricating Incorporated), as Borrower from RBS CITIZENS, N.A. ("Bank"), pursuant to Guaranty Agreements dated March 18, 2013. The undersigned each hereby (a) acknowledge and consent to the execution, delivery and performance of that certain Sixth Amendment to Loan and Security Agreement between Borrower and Bank as of even date herewith and (b) agree and confirm that that their respective guaranties remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Acknowledgement and Consent as of June 29, 2015.

GUARANTORS:

UNIQUE FABRICATING SOUTH, INC.,
a Delaware corporation

By:
John Weinhardt
Title:	President/CEO

UNIQUE FABRICATING REALTY, LLC,
a Michigan limited liability company
By:	Unique Fabricating Incorporated
Its:	Sole Member

By:
John Weinhardt
Title:	President/CEO

UNIQUE-PRESCOTECH, INC.,
a Delaware corporation

By:
John Weinhardt
Title:	President

UNIQUE FABRICATING, INC. (formerly known as UFI ACQUISITION, INC.), a Delaware corporation

By:
Richard L. Baum, Jr.
Title:	President

UNIQUE-CHARDAN, INC.,
a Delaware corporation

By:
John Weinhardt
Title:	President